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                                                                   Exhibit 21(a)

                        KEY CORP - LIST OF SUBSIDIARIES
                        -------------------------------

Corporation
-----------
A.T. - Sentinel, Inc.
AFG Receivables Corporation
AT Acceptance Corporation
AI Management Co.
American Advisers, Inc.
Ameritrust Company
Applied Technology Investments, Inc.
AutoFinance Group, Inc.
Bar T Bar Fiduciary Holding Company
Beechnut Development Company
Black & Warr Insurance Agency, Inc.
Boris Development Corp.
Boulevard, Inc.
Bozat Development Corp.
CFS One, Inc.
CIBCO Realty, Inc.
Casco Northern Bank
Commercial Agency, Inc.
Gaillard Development Corp.
Gem State Properties Corporation
Goldome Mortgage Investment Corp.
INDORE Corp.
Interstate Financial Corporation
Investco
KBCO Leasing Corporation
KBID Leasing Corporation
KBM Foundation (non-profit)
KBNY Leasing Inc.
KBUT Leasing Inc.
KBVLIHTC, Corp.
KBWA Leasing Corporation
KBWA Services, Inc.
KIA (Ohio) Agency, Inc.
KIA Holding Co.
KIS (Ohio) Agency, Inc.
KIS Holding Co.
KLIHTC, Corp.
Key Agricultural Credit Corporation
Key Bancorp of New Hampshire Inc.
Key Bancshares of Alaska, Inc.
Key Bancshares of Maine Inc.

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                         KEYCORP - LIST OF SUBSIDIARIES
                         ------------------------------

Key Bancshares of New York Inc.
Key Bancshares of Vermont Inc.
Key Bancshares of Washington, Inc.
Key Bank
Key Bank Life Insurance, Ltd.
Key Bank USA, National Association
Key Bank of Alaska
Key Bank of Colorado
Key Bank of Idaho
Key Bank of Maine
Key Bank of New York
Key Bank of Oregon
Key Bank of Utah
Key Bank of Vermont
Key Bank of Washington
Key Bank of Wyoming
Key Bank of the Rocky Mountains, Inc.
Key Capital Corporation
Key Capital Markets, Inc.
Key Clearing Corp.
Key Community Development Corporation
Key Consumer Acceptance Corporation
Key Equity Capital Corporation
Key Financial Services Inc.
Key Global Finance Ltd.
Key Insurance Services Inc.
Key Investments Inc.
Key Lease, Inc. of Ohio
Key Mortgage Services, Inc.
Key Savings Bank
Key Services Corporation
Key Trade Services Corporation
Key Trade Services, Limited
Key Trust Company
Key Trust Company of Alaska
Key Trust Company of Florida, National Association
Key Trust Company of Indiana, National Association
Key Trust Company of Maine
Key Trust Company of Ohio, National Association
Key Trust Company of the Northwest
Key Trust Company of the West
KeyBank National Association
KeyCorp (fka Key Venture Capital Corp.)



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
                          KEYCORP-LIST OF SUBSIDIARIES
                          ----------------------------

KeyCorp A & L Inc.
KeyCorp Asset Management Holdings, Inc.
KeyCorp Aviation Company
KeyCorp Electronic Services, Inc.
KeyCorp Finance, Inc.
KeyCorp Financial Services, Inc.
KeyCorp Insurance Agency (Idaho), Inc.
KeyCorp Insurance Agency (Maine), Inc.
KeyCorp Insurance Agency (Wyoming), Inc.
KeyCorp Insurance Agency, Inc.
KeyCorp Insurance Agency USA, Inc.
KeyCorp Insurance Company, Ltd.
KeyCorp Leasing Ltd.
KeyCorp Management Company
KeyCorp Mutual Fund Advisers, Inc.
KeyCorp Real Estate Capital Markets, Inc.
KeyCorp Shareholder Services, Inc.
KeyLease Plus, Inc.
Knight Insurance Agency, Inc.
Knight Insurance Agency, Inc. (New Hampshire)
Knight Tuition Payment Plans, Inc.
M.L.O., Inc.
Mansfield Development Corp.
Michigan Shared Properties Company
Midwest Power Company
Millenium Asset Holding Corp.
Money Station, Inc.
Mountain Ash Real Estate, Inc.
NCB Properties, Inc.
National Financial Services Corporation
Niagara Asset Corporation
Niagara Portfolio Management Corp.
OREO Corp.
P.B. Participation Corp.
P.S.M. Financial Management Corp.
POS Sales and Services, Inc.
PacWest Building Corp.
Puget Sound Mortgage Servicing Corporation
Puget Sound Plaza, Inc.
Royal Skies Development Company
SELCO Service Corporation
Second Street Community Urban Redevelopment Corporation
Security Capital Leasing, Inc.



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                        KEYCORP -- LIST OF SUBSIDIARIES
                        -------------------------------

Society Asset Management, Inc
Society Corporation
Society Equipment Leasing Corporation
Society Foundation (non-profit)
Society Funding Corporation
Society Trust Company of New York
Spears, Benzak, Solomon & Farrell, Inc.
St. Joseph Insurance Agency, Inc.
Summit Street Properties, Inc.
Summitt International Sales, Inc.
Swans Island Salmon, Ltd.
TCIS, Inc.
Trust Corp Financing Services, Inc.
Vermont Coconut Grove Corp.
Vermont Realty, Inc.
Virginia Stone Corporation
Washington Mortgage Corporation




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